SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 31, 2012,
--------------
Date of Report

Mondial Ventures, Inc.
-----------------------

Nevada	000-51033	Pending
(State or other Jurisdiction)	(Commission File No.)	(IRS Employer I.D. No.)

6564 Smoke Tree Lane, Scottsdale, Arizona 85253
--------------------------
(Address of Principal Executive Offices)

(480) 948-6581
----------------
 (Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS AND INFORMATION

This Current Report on Form 8-K (this "Report"), the other reports, statements, and information that we have previously filed or that we may subsequently file with the Securities and Exchange Commission (the "SEC"), and public announcements that we have previously made or may subsequently make include, may include or may incorporate by reference certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to enjoy the benefits of that act. Unless the context is otherwise, the forward-looking statements included or incorporated by reference in this Report and those reports, statements, information and announcements address activities, events or developments that Mondial Ventures, Inc. a Nevada corporation (together with its subsidiaries hereinafter referred to as "we," "us," "our," or "the Company" unless context otherwise requires) expects or anticipates, will or may occur in the future. Any statements in this Report about expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "will continue," "anticipate," "seek," "estimate," "intend," "plan," "projection," "would" and "outlook," and similar expressions. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in them. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this Report. All forward-looking statements concerning economic conditions, rates of growth, rates of income or values as may be included in this document are based on information available to us on the dates noted, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results may differ materially from those in such forward-looking statements due to fluctuations in interest rates, inflation, government regulations, economic conditions and competitive product and pricing pressures in the geographic and business areas in which we conduct operations, including our plans, objectives, expectations and intentions and other factors discussed elsewhere in this Report.

The risk factors referred to in this Report could materially and adversely affect our business, financial conditions and results of operations and cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us, and you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made and we do not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. The risks and uncertainties described below are not the only ones we face. New factors emerge from time to time, and it is not possible for us to predict which will arise. There may be additional risks not presently known to us or that we currently believe are immaterial to our business. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. If any such risks occur, our business, operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, you may lose all or part of your investment.

The industry and market data contained in this Report are based either on our management's own estimates or, where indicated, independent industry publications, reports by governmental agencies or market research firms or other published independent sources and, in each case, are believed by our management to be reasonable estimates. However, industry and market data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market shares. We have not independently verified market and industry data from third-party sources. In addition, consumption patterns and customer preferences can and do change. As a result, you should be aware that market share, ranking and other similar data set forth herein, and estimates and beliefs based on such data, may not be verifiable or reliable.

Item 1.01 - Entry into Material Definitive Agreement

Mutual Release Agreement

On July 25, 2012 pursuant to a mutual general release agreement, Rodney Henry returned 51,000,000 shares of common stock to the Company for cancellation. Mr. Henry also forgave all debts owing to him by the Company including but not limited to a note convertible into preferred shares and accrued compensation.

On July 25, 2012 Rob Fiallo returned 6,665,000 common shares to the Company for cancellation and forgave all amounts owing to him in conjunction with his resignation from the Board of Directors. (see 5.02)

On July 25, 2012 Jeff Sirianni returned 6,665,000 common shares to the Company for cancellation and forgave all amounts owing to him in conjunction with his resignation from the Board of Directors which becomes effective 10 days after filing the 14F-1. (see 5.02)

Summary of Principal Terms of the Assignment and Bill of Sale

On July 31, 2012, we completed an acquisition (settled by issuance of shares under a Share Purchase Agreement and Assignment and Bill of Sale Agreement) with Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc. whose address is 6564 Smoke Tree Lane, Scottsdale, Arizona 85253. Pursuant to the Share Purchase Agreement and a Participation Agreement, Mondial has acquired working interests in various Oil and Gas assets from Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc, effectively changing the business of Mondial to an Oil and Gas Company. Upon the closing of the Acquisition, the Company issued to EGPI Firecreek, Inc. 14,000,000 common shares of Mondial common stock, par value $.001 per share (the “Common Stock”).

Prior to the closing of the transactions contemplated by the Share Purchase agreement, there were 100,000,000 shares of Common Stock issued and outstanding.  Concurrent or promptly following the closing of the Acquisition we cancelled 64,330,000 shares of common stock. We issued 14,000,000 common shares for the purchase of the oil and gas property and a further 5,000,000 common shares to assign the Share Purchase Agreement and 5,000,000 common shares issued to new management. Following the completion of the transactions contemplated by the Acquisition Agreement, there are 59,670,000 shares of Common Stock issued and outstanding.

In connection with the Acquisition, we have appointed , Mr. Dennis R Alexander, as director of the Company, joining our existing director, Jeff Sirianni. Mr. Dennis R. Alexander became our Chairman and Chief Executive Officer.  Concurrently, Mr. Sirianni appointed Ms. Joanne M. Sylvanus as a director and Mr. Sirianni tendered his resignation as director, the appointment and the resignation to be effective on the 10th day following the mailing of  our  14F-1 to our shareholders (the “Effective Date”).   At the time of the Acquisition, Ms. Joanne M. Sylvanus was also appointed Chief Financial Officer of the Company.  The Designees, Mr. Dennis R. Alexander and Ms. Joanne M. Sylvanus were designated by EGPI Firecreek, Inc. in connection with the Share Purchase Agreement.

Item 2.01 - Completion of Acquisition or Disposition of Assets

Description of Business

Historical Development

Our Business – Mondial Ventures, Inc.

On July 31, 2012 Mondail Ventures, Inc. entered into a Share Purchase Agreement, a Participation Agreement and  two Assignment and Bill of Sales with Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc.

Our principal business activities are the exploration and production of oil and gas.

Historical Apparell Operations

Pursuant to an Agreement and Plan of Merger dated as of December 14, 2010, entered into by and between Legacy Athletic Apparel LLC, a Virginia limited liability company and Mondial Ventures, Inc., a Nevada corporation, on December 30, 2010, Legacy merged into Mondial, with Mondial being the surviving entity.  As a result of the merger, Mondial succeeded to the business and acquired all the assets and assumed all the liabilities of Legacy. On July 31, 2012, Rodney Henry as part of a mutual release returned all his shares of the Company for cancellation.

Historical Mining Operations

Mondial Ventures, Inc. was incorporated in the State of Nevada on May 29, 2002.  Prior to the merger with Legacy, we were an exploration stage mineral company engaged in the acquisition, and exploration of mineral properties with a view to exploiting any mineral deposits we would discover and that demonstrated economic feasibility.

Our Current Business

We are an independent oil and gas company engaged in the exploration, development and exploitation of crude oil and natural gas properties primarily in the United States. We have focused our activities on projects based in i) the Permian Basin areas of Texas, and ii) surrounding States and regions in the U.S. for activities related to oil and gas production, and related business and other opportunities.

Our business and our ability to acquire mineral rights, targeted rehabilitation projects with upside potential, and participate in drilling activities are due primarily to the relationships we have developed over the years with our operating partners, and key industry advisors. We believe our competitive advantage lies in our ability to locate good potential oil and gas property acquisitions, resource plays, and other business opportunities and interests located primarily in Texas and surrounding States.

Our Business Strategy

Employees

As of July 31, 2012, we have two employees, Dennis Alexander as Chief Executive Officer and Joanne Sylvanus as Chief Financial Officer. If we are successful in executing our business strategy, we anticipate hiring new employees. We do not anticipate that our employees will be represented by a labor union, nor do we anticipate that they will be any part of any collective bargaining agreement. We intend to have good relations with our employees.

Description of Property

Our corporate headquarters are located at 6564 Smoke Tree Lane, Scottsdale Arizona 85253.

J.B Tubb North 40

We have a 37.5% Working Interest and 28.125% corresponding Net Revenue Interest in the North 40 acres of the J.B. Tubb Leasehold Estate/Amoco Crawar field which includes the oil and gas interests, including all related assets, fixtures, equipment, three well heads, three well bores, and pro rata oil & gas revenue and reserves for all depths below the surface to 8500 ft. The field is located in the Permian Basin and the Crawar Field in Ward County, Texas (12 miles west of Monahans & 30 miles west of Odessa in West Texas).

Two wells on the property are currently in production.

J.B Tubb South 40

We have a 37.5% Working Interest and 28.125% corresponding Net Revenue Interest in the Highland Production Company (Crawar) #2 well-bore; with depth of ownership from 3,700 ft. to 3,900 ft. and from 4,700 ft. to 4,900 ft. in the well-bore.

The Highland Production Company (Crawar) #2 well-bore, API No. 42-475-33611, is located on the J.B. Tubb Lease in W ½ of the NW ¼ of Sec. 18, Block B-20, Public School Lands, Ward County, Texas at 1787 FNL and 853 FWL being on the South Forty (40) acres of the J. B. Tubb Lease, Ward County, Texas.

Under the terms of the Participation agreement, we have the option to provide $1.575 million on a best efforts basis for Capital Expenditures (CAPEX) development fund for drilling an Ellenburger Well on the South 40 acreage to 8,300’ foot depth on a turnkey basis with Success Oil as the Operator and Co-Owner, through completion of the well to the tanks. Mondial will receive 37.5 Working Interests and a corresponding 28.125% Net Revenue Interests.

We have an option to participate on follow drilling of wells on this property under terms outlined in the Participation agreement. See exhibit (2.3)

The acquired leases and the property to which they relate are identified below:

North 40 acres: J.B. TUBB “18-1”, being the W1/2 of the NW1/4 of Section 18, Block B-20, Public School Lands, Ward County, Texas, containing Forty (North 40) acres only.

Well-bore located on South 40 acres: The Highland Production Company (Crawar) #2 well-bore, API No. 42-475-33611, located on the J.B. Tubb Lease in W ½ of the NW ¼ of Sec. 18, Block B-20, Public School Lands, Ward County, Texas at 1787 FNL and 853 FWL being on the South Forty (40) acres of the J. B. Tubb Lease, Ward County, Texas.

The following wells are located on the leases identified, above:

Well No.	API No.
Tubb Well #18-1	API 42-475-34136-0000
Crawar Well No.#1	API 42-475-33523
Crawar Well No.#2	API 42-475-33611

Legal Proceedings

We are not currently party to any material legal proceedings. From time to time, we may be involved in various legal proceedings in the ordinary course of business.

BUSINESS RISKS

Going Concern Uncertainty

There is uncertainty that the Company will continue as a going concern, which presumes the realization of assets and discharge of liabilities in the normal course of business for the foreseeable future. The Company has not generated positive cash flow since inception and has incurred operating losses and will need additional working capital for its future planned activities. Continuation of the Company as a going concern is dependent upon obtaining sufficient working capital to finance ongoing operations. The Company’s strategy to address this uncertainty includes additional equity and debt financing; however, there are no assurances that any such financings can be obtained on favorable terms, if at all. These financial statements do not reflect the adjustments or reclassification of assets and liabilities that would be necessary if the Company were unable to continue its operations.

Financial Markets Instability and Uncertainty

The 2008/09 worldwide financial and credit crisis has severely restricted the availability of capital and credit to fund the continuation and expansion of junior oil and gas operations worldwide. This continuing global financial crisis may have impacts on our business and financial condition that we cannot currently predict. Global market and economic conditions, including those related to the credit markets, could have a material adverse effect on our business, financial condition and results of operations. A general slowdown in economic activity could adversely affect our business by impacting our ability to access additional exploration and development capital in the interim.

The Oil and Gas Industry Is Highly Competitive

The oil and gas industry is highly competitive. We compete with oil and natural gas companies and other individual producers and operators, many of which have longer operating histories and substantially greater financial and other resources than we do. We compete with companies in other industries supplying energy, fuel and other needs to consumers. Many of these companies not only explore for and produce crude oil and natural gas, but also carry on refining operations and market petroleum and other products on a worldwide basis. Our larger competitors, by reason of their size and relative financial strength, can more easily access capital markets than we can and may enjoy a competitive advantage in the recruitment of qualified personnel. They may be able to absorb the burden of any changes in laws and regulation in the jurisdictions in which we do business and handle longer periods of reduced prices of gas and oil more easily than we can. Our competitors may be able to pay more for productive oil and natural gas properties and may be able to define, evaluate, bid for and purchase a greater number of properties and prospects than we can. Our ability to acquire additional properties in the future will depend upon our ability to conduct efficient operations, evaluate and select suitable properties, implement advanced technologies and consummate transactions in a highly competitive environment.

Trends and Uncertainties

We are subject to the following trends and uncertainties:

-	Adverse weather conditions that may affect our ability to conduct our exploration activities;
-	General economic conditions, including supply and demand for petroleum based products;
-	Political instability in the Middle East and other major oil and gas producing regions;
-	Domestic and foreign tax policy;
-	Price of oil and gas foreign imports;
-	Cost of exploring for, producing and delivering oil and gas;
-	Overall supply and demand for oil and gas;
-	Availability of alternative fuel sources;
-	Discovery rate of new oil and gas reserves; and
-	Pace adopted by foreign governments for the exploration, development and production of their national reserves.

Government and Environmental Regulation

Our business is governed by numerous laws and regulations at various levels of government. These laws and regulations govern the operation and maintenance of our facilities, the discharge of materials into the environment and other environmental protection issues. The laws and regulations may, among other potential consequences, require that we acquire permits before commencing drilling, restrict the substances that can be released into the environment with drilling and production activities, limit or prohibit drilling activities on protected areas such as wetlands or wilderness areas, require that reclamation measures be taken to prevent pollution from former operations, require remedial measures to mitigate pollution from former operations, such as plugging abandoned wells and remediation of contaminated soil and groundwater, and require remedial measures to be taken with respect to property designated as a contaminated site.

Under these laws and regulations, we could be liable for personal injury, clean-up costs and other environmental and property damages, as well as administrative, civil and criminal penalties. We maintain limited insurance coverage for sudden and accidental environmental damages as well as environmental damage that occurs over time. However, we do not believe that insurance coverage for the full potential liability of environmental damages is available at a reasonable cost. Accordingly, we could be liable, or could be required to cease production on properties, if environmental damage occurs.

The costs of complying with environmental laws and regulations in the future may harm our business. Furthermore, future changes in environmental laws and regulations could occur that may result in stricter standards and enforcement, larger fines and liability, and increased capital expenditures and operating costs, any of which could have a material adverse effect on our financial condition or results of operations.

We Recently emerged from a Development Stage Company Implementing a New Business Plan

We recently emerged from a development stage company with only a limited operating history upon which to base an evaluation of our current business and future prospects, and we have just begun to implement our business plan for the development stage prospects.

The Successful Implementation of Our Business Plan is Subject to Risks Inherent in the Oil and Gas Business

Our oil and gas operations are subject to the economic risks typically associated with exploration, development and production activities, including the necessity of significant expenditures to locate and acquire properties and to drill exploratory wells. In addition, the cost and timing of drilling, completing and operating wells is often uncertain. In conducting exploration and development activities, the presence of unanticipated pressure or irregularities in formations, miscalculations or accidents may cause our exploration, development and production activities to be unsuccessful. This could result in a total loss of our investment in a particular property. If exploration efforts are unsuccessful in establishing proved reserves and exploration activities cease, the amounts accumulated as unproved costs will be charged against earnings as impairments.

We Expect Our Operating Expenses to Increase in the Future and May Need to Raise Additional Funds

As our operations grow and develop, so will operating expenses. We have a history of net losses and may incur additional losses and operating expenses over the next 12 months as we continue to develop our business plan. In addition, we may experience a material decrease in liquidity due to unforeseen expenses or other events beyond our control. As a result, we may need to raise additional funds, and such funds may not be available on favorable terms, if at all. If we cannot raise funds on acceptable terms, we may not be able to execute on our business plan, take advantage of future opportunities or respond to competitive pressures or unanticipated requirements. This may seriously harm our business, financial condition and results of operations.

Operational Risks

Other Regulation of the Oil and Gas Industry

The oil and gas industry is extensively regulated by numerous federal, state, provincial, territorial and local authorities. Legislation affecting the oil and gas industry is under constant review for amendment or expansion, frequently increasing the regulatory burden. Also, numerous departments and agencies – federal, state, provincial, and territorial – are authorized by statute to issue rules and regulations binding on the oil and gas industry and its individual members, some of which carry substantial penalties for failure to comply.

Legislation continues to be introduced and revised.  Our operations may be subject to such laws and regulations. Presently, it is not possible to accurately estimate the costs we could incur to comply with any such facility, security laws or regulations, but such expenditures could be substantial.

The following is a summary of some of the existing laws, rules and regulations to which our business operations are subject.

Operating Hazards and Insurance

The oil and natural gas business involves a variety of operating hazards and risks that could result in substantial losses to us from, among other things, injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, cleanup responsibilities, regulatory investigation, and penalties and suspension of operations.

In addition, we may be liable for environmental damages caused by previous owners of property we purchase and lease. As a result, we may incur substantial liabilities to third parties or governmental entities, the payment of which could reduce or eliminate the funds available for exploration, development or acquisitions or result in the loss of our properties.

In accordance with customary industry practices, we maintain insurance against some, but not all, potential losses. We carry business interruption insurance and protection against loss of revenues. Any insurance we obtain may not be adequate to cover any losses or liabilities. We cannot predict the continued availability of insurance or the availability of insurance at premium levels that justify its purchase. We may elect to self-insure if we believe that the cost of available insurance is excessive relative to the risks presented. In addition, pollution and environmental risks generally are not fully insurable. The occurrence of an event not fully covered by insurance could have a material adverse effect on our financial condition and results of operations.

We are not currently participating in any non-operated wells and accordingly are not exposed to the risks associated with non-operated participation in oil and natural gas operations.

Title to Oil and Natural Gas Properties

We believe that we have satisfactory title to our producing properties in accordance with standards generally accepted in the oil and natural gas industry and specific to the jurisdiction that the properties reside.

Although title to these properties is subject to encumbrances, in some cases, such as customary interests generally retained in connection with the acquisition of real property, customary royalty interests and contract terms and restrictions, liens under operating agreements, liens related to environmental liabilities associated with historical operations, liens for current taxes and other burdens, easements, restrictions and minor encumbrances customary in the oil and natural gas industry - we believe that none of these liens, restrictions, easements, burdens and encumbrances will materially detract from the value of these properties or from our interest in these properties or will materially interfere with our use in the operation of our business. In some cases, lands over which leases have been obtained may be subject to prior liens that have not been subordinated to the leases. In addition, we believe we have obtained sufficient rights-of-way grants and permits from public authorities and private parties for us to operate our business in all material respects.

Pipeline Rights-of-Way

Substantially all of our gathering systems and pipelines are constructed within rights-of-way granted by property owners named in the appropriate land records. All of our facilities are located on property owned in fee or on property obtained via long-term leases or surface easements.

Our property or rights-of-way are subject to encumbrances, restrictions and other imperfections. These imperfections have not interfered, and we do not expect that they will materially interfere, with the conduct of our business. In many instances, lands over which rights-of-way have been obtained are subject to prior liens that have not been subordinated to the right-of-way grants. In some cases, not all of the owners named in the appropriate land records have joined in the right-of-way grants, but in substantially all such cases signatures of the owners of majority interests have been obtained. Substantially all permits have been obtained from public authorities to cross over or under, or to lay facilities in or along, water courses, county roads, municipal streets, and provincial or state highways, where necessary.

Certain of our rights to lay and maintain pipelines are derived from recorded oil and gas leases for wells that are currently in production, however, the leases are subject to termination if the wells cease to produce. In most cases, the right to maintain existing pipelines continues in perpetuity, even if the well associated with the lease ceases to be productive. In addition, because some of these leases affect wells at the end of lines, these rights-of-way will not be used for any other purpose once the related wells cease to produce.

Seasonal Nature of Business

Seasonal weather conditions, road bans and lease stipulations can limit our development activities and other operations and, as a result, we seek to perform a significant percentage of our development during the summer, fall and winter months. These seasonal anomalies can pose challenges for meeting our well development objectives and increase competition for equipment, supplies and personnel during the summer, fall and winter months, which could lead to shortages and increase costs or delay our operations.

In addition, freezing weather, winter storms, and flooding in the spring and summer may impact operations, which could adversely affect our production volumes and revenues and increase our lease operating costs due to the time spent by field employees to bring the wells back on-line.

Environmental, Health and Safety Matters and Regulation

General

-
Our operations are subject to stringent and complex federal, provincial and locallaws and regulations governing environmental protection as well as the discharge of materials into the environment, the generation, storage, transportation, handling and disposal of wastes, the safety of employees and governing the protection of human health and safety. These laws and regulations may, among other things: require the acquisition of various permits before exploration or development commences;

-	limit or curtail some or all of the operations of facilities deemed in non-compliance with permits or other legal requirements with oil and gas drilling;
-	restrict the types, quantities and concentration of various substances that can be released into the environment
-	limit or prohibit drilling activities on certain land lying within wilderness, wetlands, areas inhabited by endangered species;
-	require remedial measures to mitigate pollution from former and ongoing operations such as requirements to close pits, and plug abandoned wells.

These laws, rules and regulations may also restrict the rate of oil and gas production below the rate that would otherwise be possible. The regulatory burden on the oil and gas industry increases the cost of doing business in the industry and consequently affects profitability. Additionally, federal, provincial and territorial agencies frequently revise environmental laws and regulations, and the clear trend in environmental regulation is to place more restrictions and limitations on activities that may affect the environment. The oil and gas industry, in particular, recently has come under greater scrutiny by environmental regulators and non-governmental organizations. Any changes that result in more stringent and costly waste handling, disposal and cleanup requirements for or restrictions, or other regulatory burdens on operations of the oil and gas industry, could have a significant impact on our operating costs.

Waste Management

Waste management is governed by various regulatory agencies enforcing specific federal, provincial, territorial, and state regulations and statutes. These regulatory agencies regulate the generation, transportation, treatment, storage, disposal and cleanup of hazardous and non-hazardous solid wastes. The Company is strictly compliant and will maintain compliance with all applicable waste management regulations and requirements regarding drilling fluids, produced waters, and most of the other wastes associated with the exploration, development, production and transportation of oil and gas.

Comprehensive Environmental Response, Compensation, and Liability

We currently own, lease or operate numerous properties that have been used for oil and gas exploration, production, and transportation. Although we believe that we have utilized operating and waste disposal practices that were standard in the industry at the time, hazardous substances, wastes, or hydrocarbons may have been released on or under the properties owned or leased by us. In addition, some of our properties have been operated by third parties or by previous owners or operators whose treatment and disposal of hazardous substances, wastes, or hydrocarbons were not under our control. Under such laws, we could be required to remove previously disposed substances and wastes, including wastes disposed of or released by us or prior owners or operators in accordance with the then current laws or otherwise, remediate contaminated property, perform plugging or pit closure operations to prevent future contamination, or take other environmental response actions.

Water Discharges and Water Quality

Water discharge and water quality is governed by various regulatory agencies enforcing specific federal, provincial, territorial, and state regulations and statutes. These regulatory agencies impose restrictions and strict controls with respect to the discharge of pollutants in waste water and storm water, including spills and leaks of oil and other substances, into waters of the province. The Company is strictly compliant and will maintain compliance with all applicable regulations and requirements regarding water discharges and water quality. Spill prevention, control and countermeasure requirements of the regulatory agencies may require appropriate containment berms and similar structures to help prevent any type of fluid discharge in the event of a petroleum hydrocarbon tank spill, rupture or leak.

Our operations also produce waste waters that are disposed via underground injection wells. These activities require a permit and are subject to applicable regulatory agency requirements. Currently, our operations comply with all applicable requirements and have a sufficient number of operating injection wells. However, a change in the regulations or the inability to obtain new injection well permits in the future may affect our ability to dispose of the produced waters and ultimately affect the results of operations.

Air Emissions

Air emissions are governed by various regulatory agencies enforcing specific federal, provincial, territorial and state and regulations and statutes. These regulatory agencies regulate emissions of various air pollutants through air emissions permitting programs and the imposition of other requirements. Such laws and regulations may require the Company to obtain pre-approval for the construction or modification of certain projects or facilities expected to produce air emissions or result in the increase of existing air emissions, obtain or strictly comply with air permits containing various emissions and operational limitations, or utilize specific emission control technologies to limit emissions.

Our Ability to Produce Sufficient Quantities of Oil and Gas from Our Properties May Be Adversely Affected by a Number of Factors Outside Our Control

The business of developing and exploring for and producing oil and gas involves a substantial risk of investment loss. Drilling oil wells involves the risk that the wells may be unproductive or that, although productive, that the wells may not produce oil or gas in economic quantities. Other hazards, such as unusual or unexpected geological formations, pressures, fires, blowouts, loss of circulation of drilling fluids or other conditions may substantially delay or prevent completion of any well. Adverse weather conditions can also hinder drilling operations. A productive well may become uneconomic due to pressure depletion, water encroachment, mechanical difficulties, etc, which impair or prevent the production of oil and/or gas from the well.

There can be no assurance that oil and gas will be produced from the properties in which we have interests. In addition, the marketability of any oil and gas that we acquire or discover may be influenced by numerous factors beyond our control. These factors include the proximity and capacity of oil and gas pipelines and processing equipment, market fluctuations of prices, taxes, royalties, land tenure, allowable production and environmental protection. We cannot predict how these factors may affect our business.

In addition, the success of our business is dependent upon the efforts of various third parties that we do not control. We rely upon various companies to assist us in identifying desirable oil and gas prospects to acquire and to provide us with technical assistance and services. We also rely upon the services of geologists, geophysicists, chemists, engineers and other scientists to explore and analyze oil prospects to determine a method in which the oil prospects may be developed in a cost-effective manner. In addition, we rely upon the owners and operators of oil drilling equipment to drill and develop our prospects to production. Although we have developed relationships with a number of third-party service providers, we cannot assure that we will be able to continue to rely on such persons. If any of these relationships with third-party service providers are terminated or are unavailable on commercially acceptable terms, we may not be able to execute our business plan.

Market Fluctuations in the Prices of Oil and Gas Could Adversely Affect Our Business

Prices for oil and natural gas tend to fluctuate significantly in response to factors beyond our control. These factors include, but are not limited to actions of the Organization of Petroleum Exporting Countries and its maintenance of production constraints, the U.S. economic environment, weather conditions, the availability of alternate fuel sources, transportation interruption, the impact of drilling levels on crude oil and natural gas supply, and the environmental and access issues that could limit future drilling activities for the industry.

Changes in commodity prices may significantly affect our capital resources, liquidity and expected operating results. Price changes directly affect revenues and can indirectly impact expected production by changing the amount of funds available to reinvest in exploration and development activities. Reductions in oil and gas prices not only reduce revenues and profits, but could also reduce the quantities of reserves that are commercially recoverable. Significant declines in prices could result in charges to earnings due to impairment.

Changes in commodity prices may also significantly affect our ability to estimate the value of producing properties for acquisition and divestiture and often cause disruption in the market for oil producing properties, as buyers and sellers have difficulty agreeing on the value of the properties. Price volatility also makes it difficult to budget for and project the return on acquisitions and development and exploitation of projects. We expect that commodity prices will continue to fluctuate significantly in the future.

Risks of Penny Stock Investing

The Company's common stock is considered to be a "penny stock" because it meets one or more of the definitions in the Exchange Act Rule 3a51-1, a Rule made effective on July 15, 1992. These include but are not limited to the following:(i) the stock trades at a price less than five dollars ($5.00) per share; (ii) it is NOT traded on a "recognized" national exchange; (iii) it is NOT quoted on the NASD's automated quotation system (NASDAQ), or even if so, has a price less than five dollars ($5.00) per share; OR (iv) is issued by a company with net tangible assets less than $2,000,000, if in business more than three years continuously, or $5,000,000, if in business less than a continuous three years, or with average revenues of less than $6,000,000 for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

Risks Related to Broker-Dealer Requirements Involving Penny Stocks / Risks Affecting Trading and Liquidity

Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 promulgated there under by the Commission require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. These rules may have the effect of reducing the level of trading activity in the secondary market, if and when one develops.

Potential investors in the Company's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock." Moreover, Commission Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Pursuant to the Penny Stock Reform Act of 1990, broker-dealers are further obligated to provide customers with monthly account statements. Compliance with the foregoing requirements may make it more difficult for investors in the Company's stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

ITEM 1B. UNRESOLVED STAFF COMMENTS

None

ITEM 2. FINANCIAL INFORMATION

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The following summarizes the factors affecting the operating results and financial condition of Mondial Ventuers Ventures, Inc. This discussion should be read together with the financial statements of Mondial Ventures, Inc. and the notes to financial statements incorporated by reference into this current report. In addition to historical financial information, the following discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions. Our actual results and timing of selected events may differ materially from those anticipated in these forward-looking statements as a result of many factors, including those discussed under “Risk Factors” and elsewhere in this report. We encourage you to review our “Cautionary Note Regarding Forward-Looking Statements and Industry Data” at the front of this current report, and our “Risk Factors” set forth above.

Results of Operations For the Year Ended December 31, 2011

We did not earn any revenues during the year ending December 31, 2011.  At December 31, 2011, we had an accumulated deficit of $820,579 and a working capital deficit of $647,703.

In 2011, our operating expenses consisted of $184,291 in professional fees, $34,250 in product development, $73,512 in marketing and $361,327 in office and general costs.

As of December 31, 2011, we had $1,573 in cash and liabilities totaling $753,548 consisting of accounts payable and accrued liabilities of $155,801, accrued compensation of $330,000, interest accrued of $47,747 and a $220,000 loans due to an unrelated party.

We had not generated any revenue from inception to December 31, 2011 and are dependent upon obtaining financing to pursue our proposed business activities.  For these reasons, our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

Revenue and Expenses

We are currently a development stage company.  Revenues from oil and gas production will commence with the completion of this acquisition.  We are planning to raise additional capital to develop our oil and gas assets. We expect our revenues to be comprised of both oil and gas sales.

Our selling, general and administrative expenses will consist of costs related to, selling, property maintenance and rework and corporate services.  Personnel costs are included in these categories based on the employees’ function.  Personnel costs will include salaries, benefits and incentive and stock-based compensation expense related to the employee.

No Revolving Credit

We do currently have a revolving (or other) credit facility with any lending institutions.

Long Term Debt

We currently do not have any long-term debt agreements.

Financial Position, Capital Resources and Liquidity

We will require additional funding in order to proceed with proposed property development and acquisitions. We anticipate that additional funding will be required in the form of equity financing from the sale of our common stock as well as from debt financing.  However, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock or from debt financing.

Our cash reserves are not sufficient to meet our obligations for the next 12-month period.  As a result, we are currently seeking additional funding through both equity and debt arrangements.  Our plan includes discussions with individuals and investment brokerage firms.   At this time, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock or debt arrangements to meet our obligations over the next 12 months.  We currently do have a private investor who is contemplating a private placement of $ 125,000 subsequently to the closing of this acquisition.

$ 80,000 would be used for the rework of the #2 Crawar well and $ 45,000 would be used for general corporate purposes. We are commencing discussions for future financings but currently do not have any arrangements in place for any future equity financing.

We also intend to seek debt financing by way of bank loan, line of credit, trade financing or otherwise.  We are, however, not yet in a favorable position to secure these arrangements as we do not yet a history of sustainable production.

If we are unable to arrange additional financing, our business plan will fail and operations will cease.

Security Ownership of Certain Beneficial Owners and Management

The following tables reflect, as of the date of this Report, the beneficial ownership of: (a) each of our directors (including director designees), (b) each named executive officer, (c) each person known by us to be a beneficial holder of 5% or more of our common stock, and (d) all of our directors (including director designees) and executive officers as a group.

Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the principal address of each director and listed executive officer is 6564 Smoke Tree Lane, Scottsdale Arizona 85253.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
EGPI Firecreek, Inc	14,000,000	23.45%
Dennis Alexander	5,000,000	8.37%
Joanna Sylvanus	-
Jeff Sirianni	-
Directors and Officers (as a group)	5,000,000	8.37%

(1)   Beneficial ownership is determined in accordance with the rules of the SEC. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of the date of  this Report are deemed outstanding for computing the percentage  ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes   to this table, we believe stockholders named in the table will have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name. Unless otherwise indicated, the officers, directors and stockholders can be reached at our principal offices, located at 6564 Smoke Tree Lane, Scottsdale Arizona 85253. Percentage of ownership is based on 59,670,000 shares of Common Stock outstanding as of the date of this Report.

Directors and Executive Officers

General

Our directors currently have terms which will end at our next annual meeting of the stockholders or until their successors are elected and qualify, subject to their death, resignation or removal. Officers serve at the discretion of the board of directors. There are no family relationships among any of our directors and executive officers.

The following table sets forth certain biographical information with respect to our directors and executive officers:

Name	Position	Age
Jeff Sirianni	Director	34
Dennis R. Alexander	Director and CEO	58
Joanne M. Sylvanus	Director and CFO	80

Jeff Sirianni - Vice President of Business Development, Director - Mr. Sirianni is the Managing Member of ND3, LLC which he founded in 2007. Prior to 2007, Mr. Sirianni was an educator, most recently teaching elementary school in Loudoun County, VA. Mr. Sirianni is also the CEO of a small public company Red Branch Technologies, Inc., a reactor/incubator model company focusing on the development of security applications, and President of White Door, Inc., a provider of alternative energy power platforms. Mr. Sirianni sits on the boards of Red Branch Technologies, Inc., White Door, Inc. and White Door Canarias, S.L., a Canary Island company situated in the U.S. sponsored ZEC zone for economical development. Mr. Sirianni is also a Co-Founder and Vice Chairman of the Board of The E4 Foundation, a non-profit which focuses on facilitating entrepreneurship and free trade. Mr. Sirianni is an active early-stage investor and strategic and business consultant to numerous development stage companies. ND3 assists its clients with a broad range of consulting services in the areas of business development and education to strategic consultation. ND3 focuses its efforts on developmental stage companies, both public and private, as well as mature companies in need of capital formation, funding introductions, and/or public relations. Mr. Sirianni's portfolio as an investor and/or Co-Founder includes Blue Rain, LLC - real estate holdings, Nano Therapies, LLC – unique Nano particles utilized for the delivery of drugs, Green Box Solutions, LLC - a state-of-the-art intelligent power distribution system, Mapachat, LLC – social networking website dedicated to universities around the nation based on geo-location and Potomac Holdings - a boutique investment banking firm which provides consulting and financial services. Mr. Sirianni is also actively involved with the Canary Island Free Trade and Gateway to Africa initiatives.  Mr. Sirianni earned his degree from King's College in Wilkes-Barre, PA in 1999 and a Masters Degree from George Mason University in Fairfax, VA in 2002. Mr. Sirianni's resignation from  the board of directors will be effective 10 days after notice of such appointment has been delivered to our shareholders pursuant to SEC Rule 14f-1.

Dennis R. Alexander - Chairman, CEO, and Director – Dennis R Alexander is a seasoned senior executive with experience in the Oil and Gas Industry. He has served as Chairman, CEO, and CFO of EGPI Firecreek, Inc. (“EGPI”) and President and Director of its wholly owned subsidiary Energy Producers, Inc. (“EPI”), engaged in oil and natural gas exploration, production, and development. Since May 21, 2009, Mr. Alexander served as Chairman, President and Chief Financial Officer of EGPI and Firecreek Petroleum, Inc., (“FPI”) which pursued oil and gas acquisitions internationally in certain Eurasian countries during the then trend up for oil.   Since February 10, 2007 he has served as Chairman and Chief Financial Officer of EGPI and FPI since July 1, 2004 through February 9, 2007, having served as the President and Director of EGPI from May 18, 1999 to June 30, 2004. In September 1998 he was a founder, and from January 19, 1999 through its acquisition with EGPI served in various capacities as President and Director of Energy Producers Group, Inc., and was the original founding entity for EGPI and EPI. From April 1997 through March 1998 he served as CEO, Director, Consultant of Miner Communications, Inc., a media communications company. From April 26, 1997 through March, 1998 he was a director of Rockline, Inc., a private mining, resource company, and a founder of World Wide Bio Med, Inc., a private health-bio care, startup company. Since March 1996 to the present he has owned Global Media Network USA, Inc., which has included management consulting, advisory services. Mr. Alexander attended ASU studying Architecture from 1971 to 1974.

Joanne M. Sylvanus – Chief Financial Officer  and Director Designee – Joanne Sylvanus has been a Certified Public Accountant that she obtained from the State of Arizona. Prior to July 1, 2012 she has been engaged by EGPI Firecreek, Inc. (“EGPI”) and its wholly owned subsidiary Energy Producers, Inc. (“EPI”) which is in the business of oil and natural gas exploration, production, and development as an accounting and tax consultant since December 1999 and May 21, 1999 respectively. She is the owner and sole proprietor of J.M. Sylvanus, Accounting, since May 1974, which prepares Corporate, Partnership, Trust, and Estate Tax Returns, acts as Conservator and Trustee for Estates and Trusts, and provides consulting on Financial and Tax matters. She held a Certified Public Accounting certificate from the State of Arizona from October 1972 until May 1996 when she formally retired her certificate. Over the years from 1974 until May 1996, she was the owner and sole proprietor of J.M. Sylvanus CPA which conducted certified audits for not-for-profit organizations, broker dealers, and mortgage bankers; provided tax planning and tax preparation services for business, trusts, and individuals, designed and installed business accounting systems, and sub-contracted those services with the Small Business Administration and Arizona Research Bureau. Ms. Sylvanus taught accounting at Phoenix College from 1974 through 1985. She graduated from Cleveland State University in 1970 with a B.A. in Accounting and a minor in Economics. She has served on the Board of The American Society of Women Accountants for eight years in every Board position except Secretary.

Ms. Sylvanus’s appointment to the board of directors will be effective 10 days after notice of such appointment has been delivered to our shareholders pursuant to SEC Rule 14f-1.

No directors or executive officers are related to one another.

Corporate Governance

We are committed to having sound corporate governance principles. We believe that such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. Our Board of Directors presently has two and promptly hereafter will have three directors, but does not have any standing committees.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the Board of Directors also considers the candidate's character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors.

Director Independence

The Board of Directors has determined that one of our three members of our Board of Directors, Mr. Siranni, is independent under the listing standards of Nasdaq. We intend to expand our board of directors in the future to maintain a majority of independent directors on our Board of Directors in the future.

Executive Compensation

Executive Compensation

None of our executive officers, including our Chief Executive Officer, received compensation for the years ended December 31, 2011 and 2010.

Option/SAR Grants to Executive Officers

None of our executive officers received or exercised any stock awards, stock options or SARs during the year ended December 31, 2011, or otherwise were the beneficial owners of any stock awards, stock options or SARs at December 31, 2010.

Employment Agreements
None

Description of Securities

Common Stock

There are 250,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock authorized for issuance. As of the date of this Report, there are 59,670,000 shares of Common Stock issued and outstanding and no shares of Preferred Stock are issued or outstanding. The holders of our Common Stock are entitled to one vote per share on all matters to be voted on by the stockholders. All shares of Common Stock are entitled to participate in any distributions or dividends that may be declared by the Board of Directors, subject to any preferential dividend rights of outstanding shares of our Preferred Stock. Subject to prior rights of creditors, all shares of Common Stock are entitled, in the event of our liquidation, dissolution or winding up, to participate ratably in the distribution of all our remaining assets, after distribution in full of preferential amounts, if any, to be distributed to holders of our Preferred Stock. There are no sinking fund provisions applicable to our Common Stock. Our Common Stock has no preemptive or conversion rights or other subscription rights.

Warrants and Options

As of the date of this Report we have no outstanding options or warrants to purchase Common Stock.

Nevada Anti-takeover Statutes

Our Articles of Incorporation and Bylaws contain provisions that may make it more difficult for a third party to acquire or may discourage acquisition bids for the Company. Subject to certain limitations, our Board of Directors is authorized, without the action of our stockholders, to issue authorized but unissued common stock and to designate one or more series of preferred stock, and to issue such authorized but unissued preferred stock. The existence of authorized but unissued common and preferred stock enables us to discourage or to make it more difficult to obtain control of us by means of a merger, tender offer, proxy contest or otherwise.

Market For Common Equity and Related Stockholder Matters

Our Common Stock is quoted on the Pink OTC Markets, under the trading symbol "MNVN." Our Common Stock is thinly-traded on the Pink OTC Markets, meaning that the number of persons interested in purchasing our Common Stock at or near ask prices at any given time may be relatively small or non-existent. There can be no assurance that a broader or more active public trading market for our Common Stock will develop or be sustained, or that current trading levels will be sustained. If such a market is developed, we cannot assure you what the market price of our Common Stock will be in the future. You are encouraged to obtain current market quotations for our Common Stock and to review carefully the other information contained in this Report or incorporated by reference into this Report.

We have never declared or paid cash dividends on our capital stock, and do not anticipate paying cash dividends on our Common Stock in the foreseeable future.

Changes in and Disagreements with Accountants

Not applicable.

Defaults upon Senior Securities

We do not have any senior securities as of the date of this Report other than the newly issued convertible notes, which are not in default.

Item 3.02 - Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned  Assignment and Bill of Sale Agreement is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the ecurities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 5.01 Changes in Control of Registrant

On July 31, 2012, we completed an acquisition with Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc. whose address is 6564 Smoke Tree Lane, Scottsdale, Arizona 85253 Pursuant to the Acquisition Agreement, Mondial has acquired working interests in various Oil and Gas assets from Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc, effectively changing the business of Mondial to an Oil and Gas Company. Upon the closing of the Acquisition, the Company issued to EGPI Firecreek, Inc 14,000,000  common shares of Mondial common stock, par value $.001 per share (the “Common Stock”). EGPI Firecreek will have 23.45% of the voting common stock.

Item 5.02 - Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers; Compensatory Arrangements of Certain Officers

On July 30, 2012, Rob Fiallo resigned from his positions as a director and officer of the Company.

On July 31, 2012 Jeff Sirianni resigned from his positions as an officer of the company effective 10 days after notice of such appointment has been delivered to our shareholders pursuant to SEC Rule 14f-1.

On July 31, 2012 Dennis R. Alexander was appointed as President and director of the Company.

In addition, effective upon notice to our shareholders pursuant to SEC Rule 14f-1, Joanne M. Sylvanus will be appointed as a director of the corporation.

There are no compensation agreements with the new management.

Item 9.01 - Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit No.	Description
2.1	Share Purchase Agreement by and between Mondial Ventures, Inc., a Nevada corporation, and Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc, dated as of July 31, 2012
2.2	Assignment and Bill of sale by and between Mondial Ventures, Inc., a Nevada corporation, and Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc, dated as of July 31, 2012
17.1	Resignation of Rob Fiallo from Mondial Ventures, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused  this  report to be signed on its behalf by the undersigned there unto duly authorized.

Mondial Ventures, Inc.

Dated: July 31, 2012	By: /s/ Jeff Sirianni

Chief Executive Officer